                                 Global Asset
                                  Allocation
  portfolio and therefore may reduce the risk of loss in unfavorable market conditions and/or

2. The relative market opportunities and risks in the major securities categories typically represented in a fully diversified portfolio equities, fixed income securities and money market instruments vary at times. By employing an investment practice known as asset allocation, the proportion of the fund's assets invested in each category can be shifted in anticipation of or in response to changing market conditions, in pursuit of the fund's objective.

In regard to the asset allocation method, the fund's portfolio may include investments in each of the following categories:

Aggressive Equity Securities
Growth Equity Securities
Conservative Equity Securities
International Equity Securities
Convertible Securities (including Common Stock Equivalents)
U.S. Fixed-Income Securities
International Fixed-Income Securities
Lower-Rated Fixed-Income Securities
Money Market Instruments

The specific allocation of fund assets among the categories will be determined by the sub-advisor at least quarterly based on its assessment of relative market opportunities and risks. The determination of asset mix is based on the sub-advisor's analyses and forecasts relating to economic and market factors.

AGGRESSIVE EQUITY SECURITIES
This category will include investments in common stocks of companies which the sub-advisor believes have potential for capital appreciation which is significantly greater than that of the market averages. A significant portion of the investments will generally consist of smaller and less seasoned issuers which the sub-advisor believes have a unique proprietary product or profitable market niche and the potential to grow rapidly. These securities present greater opportunity for capital appreciation, but may also involve greater risk, and may change in value more than securities of larger, more established companies. The fund will also invest in securities of larger companies where opportunities for above average capital appreciation appear favorable. Portfolio securities in this category may be traded for short-term profits. Portfolio securities in this category are not purchased to generate current income.

GROWTH EQUITY SECURITIES
This category will include investments in common stocks of companies believed to have above-average growth characteristics. In selecting such instruments, growth potential is given greater consideration than current income.

CONSERVATIVE EQUITY SECURITIES
This category will include investments in common stocks of large, mature companies that offer the potential for capital growth, current income or both. These stocks often have relatively high levels of dividend payments.

INTERNATIONAL EQUITY SECURITIES
This category will include investments in equity securities of companies domiciled in foreign countries, which securities are traded on a U.S. or foreign market. The securities will primarily be in common stocks or securities convertible into common stock. Investments will be made in small or large companies (including relatively less well-known companies) whose earnings are believed to be in a fairly strong growth trend or whose market value per share is, in the sub-advisor's opinion, undervalued. With respect to 65% of the assets allocated to this category, the fund will hold securities in at least three countries outside the United States at all times.

CONVERTIBLE SECURITIES
This category will include investments in corporate bonds, notes or preferred stocks that can be converted into or exchanged for common stock.

U.S. FIXED-INCOME SECURITIES
This category will include investments in investment grade debt securities, including both government and corporate obligations, primarily with maturities of 1 to 40 years; however, a maximum of 5% of assets allocated to this category may have maturities greater than 40 years. Investment grade bonds include high grade bonds which are in the top three credit rating categories of Moody's Investors Service or Standard & Poor's Corp. However, bonds rated below investment grade by either agency would not be considered investment grade.

Investments may also be made in bonds rated Baa and BBB, respectively, by these organizations, which are considered medium grade. As such, they may bear a greater element of risk than those rated in the top three categories. That risk can involve increased market price volatility stemming from the sensitivity of interest rates, concerns over creditworthiness and availability of quotations on the secondary market. For a description of these ratings, see Bond Ratings in the SAI.

INTERNATIONAL FIXED-INCOME SECURITIES
This category will include investments principally in investment grade debt securities denominated in foreign currencies which are issued by foreign governments and governmental or supranational agencies. The fund will invest only in securities which,

                                 Global Asset
                                  Allocation
at time of purchase, are rated at least Baa or higher by Moody's Investors Service or BBB or higher by Standard & Poor's Corp. (medium grade), or in unrated securities judged by Putnam to be of comparable quality. The fund may also invest in other debt securities, convertible securities, and preferred stocks principally traded in foreign securities markets. With respect to 65% of the assets allocated to this category, the fund will hold securities in at least three countries outside the United States, at all times.

LOWER-RATED FIXED-INCOME SECURITIES ("JUNK BONDS")
This category will include investments in U. S. and Emerging Markets fixed-income securities rated at the time of purchase below Baa by Moody's, or BBB by S&P, or if unrated, determined by the subadvisor to be of comparable quality, as long as, after the purchase, 15% or less of the fund's total assets would be invested in Securities of that quality. (Securities rated Baa or BBB, while still considered investment-grade, are more vulnerable to adverse economic conditions than securities in the higher-rated categories and have speculative elements.)

The values of junk bonds (i.e., those below Baa or BBB) generally fluctuate more than those of higher-rated fixed-income securities. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and repayments of principal. The rating services' descriptions of debt securities are included in the Appendix to the SAI. The fund will not necessarily dispose of a security when its rating is reduced below its rating at time of purchase, although the subadvisor will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objective.

The fund may take full advantage of the entire range of U. S. and Emerging Markets junk bonds, (except that no more than 10% of fund assets may be in Emerging Markets issues). The fund and may adjust the average maturity of the fund's portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and its expectation of future changes in interest rates.

Through investment analysis and attention to current developments in interest rates and economic conditions, the subadvisor seeks to minimize the risks of investing in lower-rated securities. The lower ratings of certain fixed-income securities held by the fund reflect a greater possibility that declines in the financial conditions of the issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may make it harder for their issuers to make payments of interest and principal. In addition, under these circumstances, the values of these securities may be more volatile, and the markets for them may be less liquid than those for higher-rated securities. As a result, the fund may find it more difficult to determine the fair value of these securities. When the fund invests in fixed-income securities in these lower rating categories, the achievement of the fund's goals is more dependent on the subadvisor's investment analysis than would be the case if the fund were investing in fixed-income securities in the higher-rating categories.

In any event, the fund will not purchase securities rated at the time of purchase lower than Caa by Moody's or CCC by S&P or, if unrated, determined by the subadvisor to be of comparable quality, if as a result of the purchase more than 5% of the fund's total assets would be invested in securities of that quality. (Securities rated this low may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever becoming investment-grade.)

For additional information concerning the risks associated with investments by each fund in securities in the lower-rating categories, see the SAI.

MONEY MARKET INSTRUMENTS
This category will include investments in money market instruments consisting of certificates of deposit and bankers' acceptances of major banks, high-grade, short-term municipal obligations, U.S. Government securities and related repurchase agreements, high grade commercial paper and other corporate obligations.

ASSET ALLOCATION POLICY
Under normal circumstances, not more than 50% of the fund's total assets will be invested in the Conservative Equity Category; not more than 15% in the Lower-Rated Fixed-Income Category; and not more than 35% in any other category. (In addition, see individual categories for additional restrictions.) The following limits apply in aggregate across all investment categories: 1) investment in Emerging Market securities is limited to a maximum of 10% of the fund's total assets; and 2) investment in "medium grade bonds" (i.e., those rated Baa by Moody's Investors Service or BBB by Standard & Poor's Corp.) or, if unrated, are judged by Putnam to be of comparable quality, is limited to a maximum of 35% of the fund's total assets. When conditions dictate a defensive position or during periods of portfolio restructuring, Putnam may invest up to 50% of the fund's total assets in each of the U.S. Fixed Income Securities and Money Market instruments categories. Within these limitations, Putnam will adjust the percentage of the fund assets in each category based upon its market outlook and its analysis of long-term trends. For example, if Putnam believes that conditions

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                                 Global Asset
                                  Allocation
will be favorable for equity securities, a greater proportion may be invested in Aggressive Equity Securities. Similarly, a greater proportion will be invested in International Equity Securities if foreign equity markets are viewed favorably. Since the fund's objective of total return consistent with preservation of capital may be achieved by receipt of income, as well as by capital gains, Putnam may increase the proportion of fund assets in Fixed-Income Securities or Convertible Securities when it believes the outlook for the bond market is favorable.

In pursuing the fund's objective, Putnam expects generally to employ a relatively conservative strategy for seeking total return. Accordingly, its asset allocation decisions will seek to have the fund's assets decline significantly less in value than the Standard and Poor's 500 Index (S&P 500) in unfavorable securities markets, while correlating more closely with the performance of the index in favorable securities markets. There is no assurance that this strategy will be successful.

CHANGES IN INVESTMENT POLICIES
The investment policies of the fund may be changed without shareholder approval, although the shareholders will be notified of any material changes, additions or deletions.

FOREIGN INVESTMENTS; AMERICAN
DEPOSITARY RECEIPTS (ADRS) AND
EUROPEAN DEPOSITARY RECEIPTS (EDRS)
The International Equity and International Fixed Income Securities investment categories will each invest 100% of their respective assets in securities principally traded in foreign markets. The other investment categories may do so as well, but only up to the following percentages of their total assets: the Money Market Instruments category 50%; all other categories 10%. (Eurodollar certificates of deposit are excluded for purposes of these limitations.) Foreign investments can involve risks not present in domestic investments. For a discussion of those risks, see Foreign investments in the Appendix. A detailed discussion of how the fund intends to handle these risks appears in the SAI.

For the domestic categories, the fund may invest in depositary receipts. These consist of ADRs and EDRs, and involve investing indirectly in an underlying foreign security. Generally ADRs, which are in registered form, are U.S. dollar-denominated securities designed for use in the U.S. securities markets and which may be converted into the underlying security. EDRs, which are in bearer form, are designed for use in the European securities markets.

PORTFOLIO TURNOVER
The fund's annual portfolio turnover rate is expected to average approximately 150%. (For example, a rate of portfolio turnover of 100% would occur if all of the fund's portfolio were replaced in a period of one year.) The actual turnover rate will vary, depending upon the turnover rate in each investment category, the amount of assets allocated to each category, and the extent to which assets are reallocated among categories from time to time. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the fund. See Portfolio Transactions and Brokerage in the SAI. During 1996 the fund's portfolio turnover was 167.33% and in 1995 it was 146.49%.

INVESTMENT RESTRICTIONS

There are some specific investment restrictions that help the fund limit investment risks for its shareholder. The restrictions in this section are fundamental. See General information in the Appendix.

The fund may not:

1. Acquire more than 10% of the voting securities of any one issuer;

2. Invest more than 5% of its total assets in securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities);

3. Invest more than 5% of its net assets in securities restricted as to resale; and/or

4. Invest more than 25% of its assets in any one industry.

A complete listing of all of the fund's fundamental and non-fundamental restrictions can be found in the SAI.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio managers for the fund have considerable discretion in the selection of appropriate fund investments. In the exercise of that discretion, the portfolio managers may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the Appendix, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI booklet for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE GLOBAL ASSET ALLOCATION FUND IS AUTHORIZED: a) for derivative transactions, to: buy and sell foreign

                                 Global Asset
                                  Allocation
currency forward contracts; buy and sell foreign currency futures contracts; and buy exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. For hedging purposes, the fund may sell covered call options on foreign currencies. All of the foregoing may also be done as cross-hedging that is, using a currency different from the one in which the portfolio securities are denominated. (See Foreign currency exchange transactions in the SAI.)

In addition, the fund may sell covered call and put options on equity and fixed-income (debt) securities of U.S. issuers; sell put and call options and buy put options on securities of U.S. issuers; buy and sell futures contracts and options on futures contracts with respect to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; buy and sell futures contracts and related options with respect to stock indices, foreign fixed-income securities and foreign currencies (See Options and futures portfolio strategies in the SAI); engage in spread and straddle transactions.

b) for cash enhancements transactions, to: lend portfolio securities if such loans of securities do not exceed 25% of the fund's assets, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.

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